UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): (May 25, 2011)
DSW Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On May 26, 2011, DSW Inc. (“DSW”) filed a Form 8-K to report that, pursuant to an Agreement and Plan of Merger, dated as of February 8, 2011, as amended on May 25, 2011, by and among DSW, Retail Ventures, Inc. (“Retail Ventures”), and DSW MS LLC, a wholly owned subsidiary of DSW (“Merger Sub”), Retail Ventures merged with and into Merger Sub, with Merger Sub surviving the merger and continuing as a wholly owned subsidiary of DSW as of that date. This Form 8-K/A amends the original Form 8-K to include the financial statements of Retail Ventures and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and to include exhibits under Item 9.01(d) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
This Form 8-K incorporates by reference “Item 8. Financial Statements and Supplementary Data” and “Item 15(a)(2). Consolidated Financial Statement Schedules” from Retail Ventures’ Form 10-K for the fiscal year ended January 29, 2011 (consisting of historical audited consolidated balance sheets of Retail Ventures as of January 29, 2011 and January 30, 2010, and the related consolidated statements of operations, shareholders’ equity and cash flows for the fiscal years ended January 29, 2011, January 30, 2010 and January 31, 2009, and certain financial statement schedules related thereto).
The unaudited interim condensed consolidated financial statements of Retail Ventures as of and for the three-month periods ended April 30, 2011 and May 1, 2010 are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined consolidated financial information of Retail Ventures and DSW as of January 29, 2011, and for the fiscal years ended January 29, 2011, January 30, 2010 and January 31, 2009, were previously reported in DSW’s Registration Statement on Form S-4, as amended (File No. 333-172631), which became effective on April 8, 2011, and are incorporated herein by reference.
The unaudited pro forma condensed combined consolidated financial information of Retail Ventures and DSW for the three-month period ended April 30, 2011 are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Unaudited interim condensed consolidated financial statements of Retail Ventures, Inc. as of April 30, 2011 and for the three-month periods ended April 30, 2011 and May 1, 2010.

99.2	Unaudited pro forma condensed combined consolidated financial information for the three-month period ended April 30, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSW Inc.
Date: August 5, 2011	By:	/s/ William L. Jordan
William L. Jordan
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Unaudited interim condensed consolidated financial statements of Retail Ventures, Inc. as of April 30, 2011 and for the three-month periods ended April 30, 2011 and May 1, 2010.

99.2	Unaudited pro forma condensed combined consolidated financial information for the three-month period ended April 30, 2011.